Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
September 30, 2015

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts primarily in desirable United States locations. Our portfolio is currently made up of 17 properties totaling 7,921 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is currently traded on the New York Stock Exchange under the symbol BEE.
On September 4, 2015, the Company entered into an Agreement and Plan of Merger with affiliates of Blackstone Real Estate Partners VIII L.P (the Merger). The Merger is expected to close in the fourth quarter of 2015, although closing is subject to various closing conditions, including the approval by Strategic Hotels & Resort, Inc.'s common stockholders, and therefore, we cannot provide any assurance that the Merger will close in a timely manner or at all. Our ability to execute on our business plan could be adversely impacted by operating restrictions under the terms of the Merger, including restrictions on acquiring new assets and raising additional capital. We have incurred and will continue to incur a variety of merger-related costs, which while not recurring in nature, will not be recoverable if the Mergers are not consummated.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
38
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee

David W. Johnson
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

Officers
Raymond L. Gellein, Jr.
President and Chief Executive Officer
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Legal
Eric D. Hassberger
Senior Vice President, Asset Management and Acquisitions
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
Gregory A. Brenner
Vice President, Controller
Carly P. Edgar
Vice President, Asset Management
James L. Porter
Vice President, Internal Audit
George T. Stowers
Vice President, Design and Construction

Bryce D. White
Vice President, Information Technology

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-4486

Green Street Advisors	Lukas Hartwich	(949) 640-8780

Evercore ISI	Rich Hightower	(212) 752-0886

JMP Securities	Robert LaFleur	(415) 835-8944

J.P. Morgan Securities	Joseph Greff	(212) 622-0548

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Credit Suisse	Ian Weissman	(212) 538-6889

RBC Capital Markets	Wes Golladay	(440) 715-2650

Canaccord Genuity Inc. (US)	Ryan Meliker	(212) 389-8094
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

September 30, 2015
Capitalization
Shares of common stock outstanding	282,090
Operating partnership units outstanding	794
Restricted stock units outstanding	1,291
Combined shares and units outstanding	284,175
Common stock price at end of period	$13.79
Common equity capitalization	$3,918,773
Debt	1,763,147
Cash and cash equivalents	(128,000)
Total enterprise value	$5,553,920
Net Debt / Total Enterprise Value	29.4%
Common Equity / Total Enterprise Value	70.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues:
Rooms	$198,114	$176,133	$547,355	$428,107
Food and beverage	115,296	96,642	373,288	266,687
Other hotel operating revenue	40,346	31,224	113,242	77,405
Lease revenue	678	1,264	2,722	3,882
Total revenues	354,434	305,263	1,036,607	776,081
Operating Costs and Expenses:
Rooms	52,968	48,197	151,905	123,172
Food and beverage	83,412	70,965	254,731	192,645
Other departmental expenses	89,068	74,640	260,418	194,457
Management fees	11,578	9,970	35,440	24,989
Other hotel expenses	21,688	17,998	57,143	49,248
Lease expense	682	1,215	2,733	3,733
Depreciation and amortization	39,633	32,932	117,628	83,195
Impairment losses	2,325	—	12,726	—
Corporate expenses	10,709	5,405	25,418	19,796
Total operating costs and expenses	312,063	261,322	918,142	691,235
Operating income	42,371	43,941	118,465	84,846
Interest expense	(18,575)	(21,844)	(62,069)	(59,705)
Interest income	3	46	120	123
Loss on early extinguishment of debt	—	(609)	(34,211)	(609)
Equity in (losses) earnings of unconsolidated affiliates	—	(4)	—	5,267
Foreign currency exchange gain (loss)	4	(69)	(72)	(75)
(Loss) gain on consolidation of affiliates	—	(15)	—	143,451
Other income (expenses), net	2,746	(136)	43,054	1,082
Income before income taxes and discontinued operations	26,549	21,310	65,287	174,380
Income tax expense	(3,857)	(370)	(6,528)	(616)
Income from continuing operations	22,692	20,940	58,759	173,764
Income from discontinued operations, net of tax	—	63	—	159,102
Net Income	22,692	21,003	58,759	332,866
Net income attributable to the noncontrolling interests in SHR's operating partnership	(65)	(67)	(169)	(1,197)
Net loss (income) attributable to the noncontrolling interests in consolidated affiliates	634	1,854	(12,820)	6,112
Net Income Attributable to SHR	23,261	22,790	45,770	337,781
Preferred shareholder dividends	—	(1,802)	—	(18,795)
Net Income Attributable to SHR Common Shareholders	$23,261	$20,988	$45,770	$318,986
Basic Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.08	$0.08	$0.17	$0.71
Income from discontinued operations attributable to SHR common shareholders	—	—	—	0.70
Net income attributable to SHR common shareholders	$0.08	$0.08	$0.17	$1.41
Weighted average shares of common stock outstanding	279,579	248,509	276,580	225,932
Diluted Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.08	$0.07	$0.16	$0.65
Income from discontinued operations attributable to SHR common shareholders	—	—	—	0.67
Net income attributable to SHR common shareholders	$0.08	$0.07	$0.16	$1.32
Weighted average shares of common stock outstanding	282,659	260,257	278,583	237,680

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015 and December 31, 2014
Consolidated Balance Sheets
(in thousands, except share data)

	September 30, 2015	December 31, 2014
Assets
Investment in hotel properties, net	$3,248,230	$2,828,400
Goodwill	21,629	38,128
Intangible assets, net of accumulated amortization of $14,217 and $7,288	91,502	94,324
Assets held for sale	24,674	—
Investment in unconsolidated affiliates	21,010	22,850
Cash and cash equivalents	128,000	442,613
Restricted cash and cash equivalents	77,657	81,510
Accounts receivable, net of allowance for doubtful accounts of $563 and $492	68,414	51,382
Deferred financing costs, net of accumulated amortization of $9,206 and $7,814	13,873	11,440
Deferred tax assets	769	1,729
Prepaid expenses and other assets	49,164	46,781
Total assets	$3,744,922	$3,619,157
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages payable, net of discount	$1,460,206	$1,705,778
Credit facility, including an unsecured term loan of $300,000 and $0	302,000	—
Liabilities of assets held for sale	6,499	—
Accounts payable and accrued expenses	255,645	224,505
Preferred stock redemption liability	—	90,384
Distributions payable	—	104
Deferred tax liabilities	46,117	46,137
Total liabilities	2,070,467	2,066,908
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	10,944	10,500
Equity:
SHR’s shareholders’ equity:
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 282,090,156 and 267,435,799 shares of common stock issued and outstanding)	2,821	2,674
Additional paid-in capital	2,508,756	2,348,284
Accumulated deficit	(844,699)	(890,469)
Accumulated other comprehensive loss	(5,131)	(13,032)
Total SHR’s shareholders’ equity	1,661,747	1,447,457
Noncontrolling interests in consolidated affiliates	1,764	94,292
Total equity	1,663,511	1,541,749
Total liabilities, noncontrolling interests and equity	$3,744,922	$3,619,157

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

Disposition of Hotel Properties
Effective January 1, 2015, we adopted new accounting guidance that amends the requirements for reporting discontinued operations. Under the new guidance, only dispositions that represent a strategic shift that has (or will have) a major effect on our results of operations will qualify as discontinued operations.
Asset Held for Sale
On August 19, 2015, we entered into an agreement with an unaffiliated third party to sell the Marriott Lincolnshire Resort for $20,650,000. The transaction, which is subject to customary closing conditions, is expected to close in the fourth quarter of 2015. The hotel's assets and liabilities have been classified as held for sale on the accompanying consolidated balance sheet as of September 30, 2015. The disposition of the Marriott Lincolnshire Resort will not represent a strategic shift that will have a major effect on our results of operations; therefore, the hotel's results of operations are included in continuing operations for all periods presented.
2015 Disposition
On May 21, 2015, we, along with our joint venture partner, sold the Hyatt Regency La Jolla hotel for sales proceeds of approximately $118,293,000. The $89,228,000 mortgage loan secured by the hotel was repaid at the time of closing. A $40,594,000 gain on the sale was recorded in other income (expenses), net, in the condensed consolidated statements of operations for the nine months ended September 30, 2015. The portion of the gain attributable to the joint venture partner was $16,640,000, which is reflected in net loss (income) attributable to the noncontrolling interests in consolidated affiliates in the condensed consolidated statements of operations for the nine months ended September 30, 2015. The disposition of the Hyatt Regency La Jolla hotel does not represent a strategic shift that has had a major effect on our results of operations; therefore, the hotel's results of operations are included in continuing operations for all periods presented.
2014 Dispositions
Prior to January 1, 2015, and the adoption of the new accounting guidance that changed the criteria for reporting discontinued operations, the Company sold the following hotels:

Hotel	Location	Date Sold	Sales Proceeds		Gain on sale
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$206,867,000		$63,879,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$209,407,000	(a)	$92,889,000

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. We received net proceeds of $97,257,000.

The results of operations of hotels sold prior to January 1, 2015 are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following is a summary of income from discontinued operations, net of tax, for the three and nine months ended September 30, 2014 (in thousands):

	Three Months Ended September 30,	Nine Months Ended September 30,
	2014	2014
Hotel operating revenues	$—	$17,767
Operating costs and expenses	—	11,485
Depreciation and amortization	—	1,275
Total operating costs and expenses	—	12,760
Operating income	—	5,007
Interest expense	—	(1,326)
Interest income	—	2
Loss on early extinguishment of debt	—	(272)
Foreign currency exchange gain	—	32
Income tax expense	—	(833)
Gain on sale, net of tax	63	156,492
Income from discontinued operations, net of tax	$63	$159,102

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Nine Months Ended September 30, 2014

Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Nine Months Ended September 30, 2014
	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$67,863	$35,006	$102,869
Property EBITDA (100%)	$20,761	$13,191	$33,952
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,426	$6,595	$14,021
Depreciation and amortization	(3,526)	(1,551)	(5,077)
Interest expense	(3,418)	(168)	(3,586)
Other expenses, net	(25)	(30)	(55)
Income taxes	143	—	143
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446
EBITDA Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446
Depreciation and amortization	3,526	1,551	5,077
Interest expense	3,418	168	3,586
Income taxes	(143)	—	(143)
EBITDA Contribution	$7,401	$6,565	$13,966
FFO Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446
Depreciation and amortization	3,526	1,551	5,077
FFO Contribution	$4,126	$6,397	$10,523

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

Leasehold Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Marriott Hamburg:
Property EBITDA	$920	$1,757	$3,480	$4,956
Revenue (a)	$678	$1,264	$2,722	$3,882

Lease expense	(682)	(1,215)	(2,733)	(3,733)
Less: Deferred gain on sale-leaseback	(29)	(52)	(116)	(159)
Adjusted lease expense	(711)	(1,267)	(2,849)	(3,892)

Less: Gain on sale of assets (b)	(2,680)	—	(2,680)	—
Comparable EBITDA contribution from leasehold	$(2,713)	$(3)	$(2,807)	$(10)

Security Deposit (c):	September 30, 2015	December 31, 2014
Marriott Hamburg	$2,124	$2,299

(a)	For the three and nine months ended September 30, 2015 and 2014, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)
Effective September 1, 2015, we transferred our leasehold interest in the Marriott Hamburg hotel to an unaffiliated third party and were released from all of our obligations under the lease arrangements. We recognized the previously deferred gain of $2,680,000 during the three and nine months ended September 30, 2015 in other income (expenses), net, in the condensed consolidated statements of operations.

(c)
The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets and will be released back to us in four equal installments over four years beginning on March 1, 2017.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO) attributable to SHR common shareholders; FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO attributable to SHR common shareholders in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO attributable to SHR common shareholders plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO attributable to SHR common shareholders, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

Reconciliation of Net Income Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income attributable to SHR common shareholders	$23,261	$20,988	$45,770	$318,986
Depreciation and amortization—continuing operations	39,633	32,932	117,628	83,195
Depreciation and amortization—discontinued operations	—	—	—	1,275
Interest expense—continuing operations	18,575	21,844	62,069	59,705
Interest expense—discontinued operations	—	—	—	1,326
Income taxes—continuing operations	3,857	370	6,528	616
Income taxes—discontinued operations	—	—	—	833
Income taxes—sale of assets	—	—	—	20,451
Net income attributable to noncontrolling interests in SHR's operating partnership (a)	65	67	169	1,197
Adjustments attributable to noncontrolling interests in consolidated affiliates (b)	(732)	(4,070)	(7,778)	(11,684)
Adjustments attributable to unconsolidated affiliates (c)	—	(11)	—	8,432
Preferred shareholder dividends	—	1,802	—	18,795
EBITDA	84,659	73,922	224,386	503,127
Realized portion of deferred gain on sale-leaseback	(29)	(52)	(116)	(159)
(Gain) loss on sale of assets—continuing operations	(2,661)	38	(43,274)	(729)
Gain on sale of assets—discontinued operations	—	(63)	—	(176,943)
Loss (gain) on consolidation of affiliates	—	15	—	(143,451)
Impairment losses	2,325	—	12,726	—
Loss on early extinguishment of debt—continuing operations	—	609	34,211	609
Loss on early extinguishment of debt—discontinued operations	—	—	—	272
Foreign currency exchange (gain) loss—continuing operations	(4)	69	72	75
Foreign currency exchange gain—discontinued operations	—	—	—	(32)
Hotel acquisition costs	343	—	1,409	—
Merger-related costs	4,018	—	4,018	—
Non-cash interest rate derivative activity	6	127	152	127
Amortization of below market hotel management agreement	513	513	1,539	621
Activist shareholder costs	—	—	—	1,637
Adjustments attributable to noncontrolling interests in consolidated affiliates (d)	(8)	(5)	16,551	104
Comparable EBITDA	$89,162	$75,173	$251,674	$185,258

(a)
EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests in SHR's operating partnership into shares of SHR's common stock. This adjustment reverses the net income that was allocated to the noncontrolling interests in SHR's operating partnership.

(b)
This adjustment represents the portion of interest expense, income taxes and depreciation and amortization attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

(c)	This adjustment represents our portion of interest expense, income taxes and depreciation and amortization related to affiliates that are not consolidated.

(d)
This adjustment represents the portion of gains or losses from sales of depreciable property and the portion of loss on early extinguishment of debt attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

Reconciliation of Net Income Attributable to SHR Common Shareholders to
Funds From Operations (FFO) Attributable to SHR Common Shareholders, FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income attributable to SHR common shareholders	$23,261	$20,988	$45,770	$318,986
Depreciation and amortization—continuing operations	39,633	32,932	117,628	83,195
Depreciation and amortization—discontinued operations	—	—	—	1,275
Corporate depreciation	(126)	(124)	(381)	(370)
(Gain) loss on sale of assets—continuing operations	(2,661)	38	(43,274)	(729)
Gain on sale of assets, net of tax—discontinued operations	—	(63)	—	(156,492)
Loss (gain) on consolidation of affiliates	—	15	—	(143,451)
Impairment losses	2,325	—	12,726	—
Realized portion of deferred gain on sale-leaseback	(29)	(52)	(116)	(159)
Adjustments attributable to noncontrolling interests in SHR's operating partnership (a)	(113)	(105)	(339)	(298)
Adjustments attributable to noncontrolling interests in consolidated affiliates (b)	(436)	(2,166)	12,122	(5,972)
Adjustments attributable to unconsolidated affiliates (c)	—	—	—	5,077
FFO attributable to SHR common shareholders	61,854	51,463	144,136	101,062
Adjustments attributable to noncontrolling interests in SHR's operating partnership - other (d)	178	172	508	1,495
FFO—Fully Diluted	62,032	51,635	144,644	102,557
Non-cash interest rate derivative activity	2,465	3,241	8,183	3,131
Loss on early extinguishment of debt—continuing operations	—	609	34,211	609
Loss on early extinguishment of debt—discontinued operations	—	—	—	272
Foreign currency exchange (gain) loss—continuing operations	(4)	69	72	75
Foreign currency exchange gain—discontinued operations	—	—	—	(32)
Amortization of debt discount	40	623	730	1,246
Amortization of below market hotel management agreement	513	513	1,539	621
Hotel acquisition costs	343	—	1,409	—
Merger-related costs	4,018	—	4,018	—
Activist shareholder costs	—	—	—	1,637
Excess of redemption price over carrying amount of redeemed preferred stock	—	—	—	6,912
Adjustments attributable to noncontrolling interests in consolidated affiliates (e)	—	—	(90)	—
Comparable FFO	$69,407	$56,690	$194,716	$117,028
Comparable FFO per fully diluted share	$0.25	$0.23	$0.70	$0.51
Weighted average diluted shares (f)	282,664	251,862	279,739	229,364

(a)	This adjustment represents the portion of depreciation and amortization attributable to the redeemable noncontrolling interests in our operating partnership.

(b)
This adjustment represents the portion of depreciation and amortization and gains or losses from sales of depreciable property that are attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

(c)	This adjustment represents our portion of the depreciation and amortization related to affiliates that are not consolidated.

(d)	This adjustment represents amounts other than depreciation and amortization that are attributable to the redeemable noncontrolling interests in our operating partnership.

(e)	This adjustment represents the portion of loss on early extinguishment of debt that is attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

(f)
Excludes shares related to the JW Marriott Essex House Hotel put option for the three and nine months ended September 30, 2014. On July 24, 2015, our joint venture partner exercised its put option. In connection with the exercise of the put option, and in accordance with the terms of the joint venture agreements, we issued an aggregate of 6,595,449 shares of our common stock to our joint venture partner, which are included in the weighted average diluted shares outstanding for the three and nine months ended September 30, 2015.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Hotel del Coronado	3.84%	365 bp	$475,000	March 2018
Four Seasons Washington, D.C.	2.44%	225 bp	120,000	June 2019
JW Marriott Essex House Hotel	3.14%	295 bp	225,000	January 2020
Unsecured revolving credit facility (c)	1.84%	165 bp	2,000	May 2020
Unsecured term loan (c)	1.79%	160 bp	300,000	May 2020
Loews Santa Monica Beach Hotel	2.74%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	141,147	August 2021
Montage Laguna Beach (d)	3.90%	Fixed	150,000	August 2021
Ritz-Carlton Half Moon Bay (e)	2.59%	240 bp	115,000	May 2022
InterContinental Miami	3.99%	Fixed	115,000	September 2024
			1,763,147
Unamortized discount (d)			(941)
			$1,762,206

(a)	Spread over LIBOR (0.19% at September 30, 2015).

(b)	Includes extension options.

(c)
On May 27, 2015, we entered into a new $750,000,000 senior unsecured credit facility that is comprised of a $450,000,000 unsecured revolving credit facility and a $300,000,000 unsecured term loan. Interest on the unsecured revolving credit facility is payable monthly based upon a leverage-based grid with annual rates ranging from LIBOR plus 1.65% to LIBOR plus 2.40%. Interest on the unsecured term loan is also payable monthly based upon a leverage-based pricing grid with annual rates ranging from LIBOR plus 1.60% to LIBOR plus 2.35%.

(d)
On January 29, 2015, we closed on the acquisition of the Montage Laguna Beach resort. In connection with the acquisition, we assumed the outstanding balance of the mortgage loan secured by the Montage Laguna Beach resort. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan.

(e)	On May 27, 2015, we closed on a new $115,000,000 mortgage loan secured by the Ritz-Carlton Half Moon Bay hotel. The mortgage loan has two, one-year extension options, subject to certain conditions.

2015 Debt Repayments

On April 9, 2015, we repaid the $117,000,000 mortgage loan secured by the Fairmont Scottsdale Princess hotel.

On May 21, 2015, we sold the Hyatt Regency La Jolla hotel and repaid the $89,288,000 mortgage loan secured by the hotel at the time of closing. We recorded a $193,000 loss on early extinguishment of debt, which included the write off of unamortized deferred financing costs.

On May 27, 2015, we repaid the $209,558,000 mortgage loan secured by the Westin St. Francis hotel and the $93,124,000 mortgage loan secured by the Fairmont Chicago hotel using proceeds from the new mortgage loan secured by the Ritz-Carlton Half Moon Bay hotel and proceeds from the $300,000,000 unsecured term loan. We recorded a $34,014,000 loss on early extinguishment of debt, which included prepayment penalties of $32,917,000 and the write off of unamortized deferred financing costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

Debt Summary (Continued)
(in thousands)
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amounts
2015 (remainder)	$655
2016	2,040
2017	3,066
2018	480,033
2019	125,276
Thereafter	1,152,077
1,763,147
Unamortized discount	(941)
$1,762,206

Percent of fixed rate debt	23.0%
Weighted average interest rate (f)	3.31%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	6.72

 (f) Excludes the amortization of deferred financing costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2015

Portfolio Data
Portfolio at September 30, 2015
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	3rd QTR 2015 Property EBITDA	% of 3rd QTR 2015 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	$12,525	13%
InterContinental Chicago	Chicago, IL	792	10%	6,535	7%
Hotel del Coronado	Coronado, CA	757	10%	19,181	20%
Fairmont Chicago	Chicago, IL	687	9%	4,879	5%
Fairmont Scottsdale Princess	Scottsdale, AZ	649	8%	(105)	—%
InterContinental Miami	Miami, FL	641	8%	1,717	2%
JW Marriott Essex House Hotel (a)	New York, NY	511	6%	4,443	5%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	10,462	11%
Loews Santa Monica Beach Hotel	Santa Monica, CA	347	4%	6,044	6%
Four Seasons Hotel Austin	Austin, TX	291	4%	1,419	2%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	6,161	6%
Montage Laguna Beach	Laguna Beach, CA	249	3%	9,593	10%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	2,839	3%
Four Seasons Resort Scottsdale at Troon North	Scottsdale, AZ	210	3%	(274)	—%
Four Seasons Silicon Valley	East Palo Alto, CA	200	3%	2,543	3%
Four Seasons Jackson Hole	Teton Village, WY	124	1%	6,009	6%
Total United States		7,532	95%	93,971	99%
Assets Held For Sale:
Marriott Lincolnshire Resort (b)	Lincolnshire, IL	389	5%	1,204	1%
		7,921	100%	95,175	100%

(a)
As of September 30, 2015, we wholly owned the JW Marriott Essex House Hotel and consolidated this hotel for reporting purposes. On July 24, 2015, our joint venture partner exercised its option to sell us its equity interest in the entity that owns the JW Marriott Essex House Hotel.

(b)
On August 19, 2015, we entered into an agreement with an unaffiliated third party to sell this hotel for $20,650,000. The transaction, which is subject to customary closing conditions, is expected to close in the fourth quarter of 2015.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended September 30, 2015
Seasonality
(dollars in thousands)

The Total portfolio is derived from our hotel portfolio at September 30, 2015. We have three acquisition properties, the Four Seasons Resort Scottsdale at Troon North, which was acquired on December 9, 2014, the Montage Laguna Beach resort, which was acquired on January 29, 2015, and the Four Seasons Hotel Austin, which was acquired on May 12, 2015. We have not included the operating results of the Hyatt Regency La Jolla hotel because we sold the hotel on May 21, 2015. We have included the operating results of the Marriott Lincolnshire Resort as the hotel's results of operations are included in continuing operations for all periods presented. The results for the three months ended December 31, 2014 include payments pursuant to the JW Marriott Essex House Hotel NOI guarantee of $5.8 million.

Total Hotels (as of September 30, 2015)
Acquisition property revenues - 3 Properties and 750 Rooms
Same store property revenues - 14 Properties and 7,171 Rooms

	Three Months Ended
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	Total
Acquisition property revenues (a)	$2,539	$31,043	$42,482	$48,288	$124,352
Acquisition property revenues (b)	44,649	11,993	6,780	—	63,422
Same store property revenues	300,409	282,739	307,743	305,429	1,196,320
Total pro forma revenues	$347,597	$325,775	$357,005	$353,717	$1,384,094
Total property seasonality %	25.1%	23.5%	25.8%	25.6%	100.0%

(a) Acquisition property revenues for our period of ownership
(b) Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

Operating Statistics
The Same Store Hotels portfolio is derived from our hotel portfolio at September 30, 2015. The Same Store Hotels portfolio excludes the Four Seasons Resort Scottsdale at Troon North, the Montage Laguna Beach resort and the Four Seasons Hotel Austin for the three and nine months ended September 30, 2015 and 2014. We have also excluded the operating results of the Hyatt Regency La Jolla hotel for the three and nine months ended September 30, 2015 and 2014 because we sold the hotel on May 21, 2015. We have included the operating results of the Marriott Lincolnshire Resort for the three and nine months ended September 30, 2015 and 2014.

Same Store Hotels (as of September 30, 2015)
14 Properties
7,171 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
ADR	$327.88	$322.34	1.7%		$318.19	$305.53	4.1%
Average Occupancy	80.3%	80.1%	0.2	pts	77.1%	76.7%	0.4	pts
RevPAR	$263.35	$258.29	2.0%		$245.32	$234.42	4.6%
Total RevPAR	$462.96	$445.99	3.8%		$457.64	$433.98	5.5%
Property EBITDA Margin	27.6%	27.2%	0.4	pts	27.0%	25.7%	1.3	pts

Same Store Hotels - Adjusted (a) (as of September 30, 2015)
14 Properties
7,171 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
ADR	$327.88	$318.25	3.0%		$318.19	$301.98	5.4%
Average Occupancy	80.3%	80.1%	0.2	pts	77.1%	76.7%	0.4	pts
RevPAR	$263.35	$255.02	3.3%		$245.32	$231.70	5.9%
Total RevPAR	$462.96	$448.10	3.3%		$457.64	$436.33	4.9%
Property EBITDA Margin	27.8%	27.3%	0.5	pts	27.1%	25.6%	1.5	pts

(a) For the three months ended September 30, 2015 and 2014, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million and $0.5 million, respectively. For the nine months ended September 30, 2015 and 2014, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $1.5 million and $0.6 million, respectively. For the three and nine months ended September 30, 2014, the statistics have been modified to take into account certain adjustments related to the subsequent adoption of the Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the "USALI Eleventh Revised Edition").

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

Operating Statistics (Continued)
The Total Hotels portfolio is derived from our hotel portfolio at September 30, 2015, including 100% of the operations of the Hotel del Coronado, the Fairmont Scottsdale Princess hotel, the Four Seasons Resort Scottsdale at Troon North, the Montage Laguna Beach resort and the Four Seasons Hotel Austin, including periods prior to full ownership, for the three and nine months ended September 30, 2015 and 2014. We have not included the operating results of the Hyatt Regency La Jolla hotel because we sold the hotel on May 21, 2015. We have included the operating results of the Marriott Lincolnshire Resort for the three and nine months ended September 30, 2015 and 2014.

Total Hotels (as of September 30, 2015)
17 Properties
7,921 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
ADR	$341.46	$335.12	1.9%		$331.77	$318.30	4.2%
Average Occupancy	79.6%	78.9%	0.7	pts	77.0%	76.6%	0.4	pts
RevPAR	$271.77	$264.24	2.8%		$255.54	$243.88	4.8%
Total RevPAR	$485.23	$462.97	4.8%		$483.11	$456.79	5.8%
Property EBITDA Margin	26.9%	26.4%	0.5	pts	26.6%	25.3%	1.3	pts

Total Hotels - Adjusted (b) (as of September 30, 2015)
17 Properties
7,921 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
ADR	$341.46	$330.81	3.2%		$331.77	$314.43	5.5%
Average Occupancy	79.6%	78.9%	0.7	pts	77.0%	76.6%	0.4	pts
RevPAR	$271.77	$260.85	4.2%		$255.54	$240.91	6.1%
Total RevPAR	$485.23	$465.88	4.2%		$483.11	$459.64	5.1%
Property EBITDA Margin	27.1%	26.4%	0.7	pts	26.7%	25.2%	1.5	pts

(b) For the three months ended September 30, 2015 and 2014, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million and $0.5 million, respectively. For the nine months ended September 30, 2015 and 2014, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $1.5 million and $0.6 million, respectively. For the three and nine months ended September 30, 2014, the statistics have been modified to take into account certain adjustments related to the subsequent adoption of the USALI Eleventh Revised Edition.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2015 and 2014. Property EBITDA reflects property net operating income or loss plus depreciation and amortization. The following financial and operating information for the three and nine months ended September 30, 2014 is adjusted for changes resulting from the adoption of the USALI Eleventh Revised Edition. The information in the following tables includes the amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million and $0.5 million for the three months ended September 30, 2015 and 2014, respectively, and $1.5 million and $0.6 million for the nine months ended September 30, 2015 and 2014, respectively.

	Three Months Ended September 30,				Nine Months Ended September 30,
UNITED STATES HOTELS:	2015	2014	Change		2015	2014	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$18,574	$18,453	0.7%		$48,496	$46,576	4.1%
Property EBITDA	$4,879	$5,420	(10.0)%		$9,393	$9,093	3.3%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	78.6%	78.9%	(0.3)	pts	66.9%	66.7%	0.2	pts
ADR	$238.27	$231.23	3.0%		$231.72	$219.60	5.5%
RevPAR	$187.32	$182.33	2.7%		$155.00	$146.43	5.9%
Total RevPAR	$293.87	$291.96	0.7%		$258.58	$248.34	4.1%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% as of September 30, 2014):
Total revenues	$18,104	$15,808	14.5%		$85,449	$80,027	6.8%
Property EBITDA	$(105)	$(1,085)	90.3%		$22,144	$19,244	15.1%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	65.4%	60.0%	5.4	pts	73.8%	73.2%	0.6	pts
ADR	$151.36	$150.47	0.6%		$259.46	$241.09	7.6%
RevPAR	$98.97	$90.27	9.6%		$191.36	$176.51	8.4%
Total RevPAR	$303.21	$264.76	14.5%		$482.28	$451.68	6.8%

FOUR SEASONS HOTEL AUSTIN
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$10,975	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$1,419	N/A	N/A		N/A	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the nine months ended September 30, 2015, average occupancy was 75.0%, ADR was $360.07, RevPAR was $269.94 and Total RevPAR was $496.51. For the three months ended September 30, 2014, average occupancy was 52.3%, ADR was $328.63, RevPAR was $171.95 and Total RevPAR was $329.81. For the nine months ended September 30, 2014, average occupancy was 70.3%, ADR was $352.84, RevPAR was $248.11 and Total RevPAR was $450.84.):

Rooms	291	N/A	N/A		N/A	N/A	N/A
Average occupancy	69.1%	N/A	N/A		N/A	N/A	N/A
ADR	$330.27	N/A	N/A		N/A	N/A	N/A
RevPAR	$228.10	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$409.96	N/A	N/A		N/A	N/A	N/A

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$16,259	$13,807	17.8%		$39,619	$35,100	12.9%
Property EBITDA	$6,009	$4,312	39.4%		$11,039	$8,407	31.3%
Selected Operating Information:
Rooms	124	124	—		124	124	—
Average occupancy	81.0%	77.9%	3.1	pts	68.6%	66.3%	2.3	pts
ADR	$711.37	$643.66	10.5%		$638.78	$573.17	11.4%
RevPAR	$576.30	$501.31	15.0%		$438.36	$379.93	15.4%
Total RevPAR	$1,425.20	$1,210.30	17.8%		$1,170.37	$1,036.87	12.9%

FOUR SEASONS RESORT SCOTTSDALE AT TROON NORTH
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$7,241	N/A	N/A		$35,395	N/A	N/A
Property EBITDA	$(274)	N/A	N/A		$8,013	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2014, average occupancy was 63.9%, ADR was $186.20, RevPAR was $118.89 and Total RevPAR was $315.47. For the nine months ended September 30, 2014, average occupancy was 75.6%, ADR was $331.53, RevPAR was $250.74 and Total RevPAR was $565.67.):

Rooms	210	N/A	N/A		210	N/A	N/A
Average occupancy	67.6%	N/A	N/A		76.7%	N/A	N/A
ADR	$212.08	N/A	N/A		$375.16	N/A	N/A
RevPAR	$143.40	N/A	N/A		$287.70	N/A	N/A
Total RevPAR	$374.77	N/A	N/A		$617.39	N/A	N/A

FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$9,666	$9,498	1.8%		$30,538	$27,822	9.8
Property EBITDA	$2,543	$2,407	5.7%		$8,391	$6,944	20.8
Selected Operating Information:
Rooms	200	200	—		200	200	—
Average occupancy	76.0%	82.1%	(6.1)	pts	77.2%	75.9%	1.3
ADR	$428.60	$396.82	8.0%		$430.06	$396.40	8.5
RevPAR	$325.76	$325.93	(0.1)%		$332.06	$301.03	10.3
Total RevPAR	$525.32	$516.21	1.8%		$559.31	$509.56	9.8

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$14,969	$16,618	(9.9)%		$50,559	$51,062	(1.0)%
Property EBITDA	$2,839	$3,556	(20.2)%		$10,791	$11,261	(4.2)%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	56.5%	76.1%	(19.6)	pts	65.7%	73.9%	(8.2)	pts
ADR	$634.42	$542.03	17.0%		$615.71	$555.81	10.8%
RevPAR	$358.68	$412.39	(13.0)%		$404.39	$410.94	(1.6)%
Total RevPAR	$732.90	$813.66	(9.9)%		$834.22	$842.52	(1.0)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% as of September 30, 2014.):
Total revenues	$50,184	$49,101	2.2%		$132,083	$126,580	4.3%
Property EBITDA	$19,181	$17,788	7.8%		$48,063	$42,309	13.6%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	74.2%	69.9%	4.3	pts	74.1%	67.1%	7.0	pts
ADR	$514.21	$518.35	(0.8)%		$417.49	$418.48	(0.2)%
RevPAR	$381.77	$362.33	5.4%		$309.29	$280.61	10.2%
Total RevPAR	$720.58	$705.03	2.2%		$639.13	$612.50	4.3%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$21,575	$22,319	(3.3)%		$54,931	$56,534	(2.8)%
Property EBITDA	$6,535	$6,872	(4.9)%		$11,759	$13,281	(11.5)%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	82.7%	87.9%	(5.2)	pts	74.7%	79.8%	(5.1)	pts
ADR	$213.42	$205.49	3.9%		$203.18	$192.42	5.6%
RevPAR	$176.55	$180.69	(2.3)%		$151.86	$153.54	(1.1)%
Total RevPAR	$296.10	$306.32	(3.3)%		$254.06	$261.47	(2.8)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$14,454	$11,990	20.6%		$59,439	$52,999	12.2%
Property EBITDA	$1,717	$558	207.7%		$17,987	$14,956	20.3%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	87.4%	78.1%	9.3	pts	88.0%	85.4%	2.6	pts
ADR	$141.27	$141.14	0.1%		$201.72	$196.49	2.7%
RevPAR	$123.48	$110.17	12.1%		$177.53	$167.79	5.8%
Total RevPAR	$245.09	$203.31	20.5%		$339.66	$302.87	12.1%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information:
Total revenues	$24,399	$22,129	10.3%		$69,593	$65,908	5.6%
Property EBITDA	$4,443	$3,173	40.0%		$9,930	$9,146	8.6%
Selected Operating Information:
Rooms	511	511	—		511	511	—
Average occupancy	88.4%	83.5%	4.9	pts	82.9%	82.2%	0.7	pts
ADR	$456.02	$439.31	3.8%		$432.15	$422.05	2.4%
RevPAR	$403.04	$366.89	9.9%		$358.43	$347.11	3.3%
Total RevPAR	$518.99	$470.70	10.3%		$498.86	$472.45	5.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$16,267	$16,144	0.8%		$43,530	$44,471	(2.1)%
Property EBITDA	$6,044	$5,961	1.4%		$13,373	$14,376	(7.0)%
Selected Operating Information:
Rooms	347	347	—		347	347	—
Average occupancy	84.7%	88.1%	(3.4)	pts	82.1%	87.6%	(5.5)	pts
ADR	$455.88	$432.62	5.4%		$395.23	$380.13	4.0%
RevPAR	$385.97	$381.33	1.2%		$324.47	$333.09	(2.6)%
Total RevPAR	$509.55	$505.69	0.8%		$459.51	$473.79	(3.0)%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information (Property EBITDA excludes a $2.3 million and $12.7 million impairment loss related to this hotel for the three and nine months ended September 30, 2015, respectively):
Total revenues	$10,013	$10,105	(0.9)%		$26,175	$25,755	1.6%
Property EBITDA	$1,204	$1,343	(10.3)%		$2,109	$1,726	22.2%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	74.0%	74.4%	(0.4)	pts	64.0%	61.9%	2.1	pts
ADR	$137.06	$131.85	4.0%		$140.46	$134.05	4.8%
RevPAR	$101.46	$98.14	3.4%		$89.85	$83.00	8.3%
Total RevPAR	$279.83	$282.35	(0.9)%		$246.48	$242.53	1.6%

MONTAGE LAGUNA BEACH
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$30,072	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$9,593	N/A	N/A		N/A	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the nine months ended September 30, 2015, average occupancy was 77.6%, ADR was $651.23, RevPAR was $505.28 and Total RevPAR was $1,085.81. For the three months ended September 30, 2014, average occupancy was 85.7%, ADR was $761.90, RevPAR was $652.89 and Total RevPAR was $1,265.12. For the nine months ended September 30, 2014, average occupancy was 81.7%, ADR was $599.73, RevPAR was $490.26 and Total RevPAR was $1,053.32.):

Rooms	249	N/A	N/A		N/A	N/A	N/A
Average occupancy	81.1%	N/A	N/A		N/A	N/A	N/A
ADR	$825.71	N/A	N/A		N/A	N/A	N/A
RevPAR	$669.38	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$1,298.68	N/A	N/A		N/A	N/A	N/A

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$20,826	$18,610	11.9%		$53,022	$49,266	7.6%
Property EBITDA	$6,161	$5,101	20.8%		$12,057	$10,321	16.8%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	79.4%	75.8%	3.6	pts	67.5%	70.5%	(3.0)	pts
ADR	$519.94	$495.65	4.9%		$480.13	$429.19	11.9%
RevPAR	$412.78	$375.82	9.8%		$324.04	$302.76	7.0%
Total RevPAR	$867.33	$775.03	11.9%		$744.14	$691.42	7.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$27,953	$27,665	1.0%		$78,236	$73,796	6.0%
Property EBITDA	$10,462	$10,993	(4.8)%		$27,334	$25,249	8.3%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	77.2%	78.1%	(0.9)	pts	73.8%	72.3%	1.5	pts
ADR	$533.51	$504.98	5.6%		$454.11	$430.95	5.4%
RevPAR	$412.07	$394.50	4.5%		$335.04	$311.37	7.6%
Total RevPAR	$767.26	$759.36	1.0%		$723.69	$682.61	6.0%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$42,188	$43,377	(2.7)%		$124,240	$117,920	5.4%
Property EBITDA	$12,525	$13,746	(8.9)%		$37,120	$31,789	16.8%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	91.5%	94.6%	(3.1)	pts	88.9%	87.7%	1.2	pts
ADR	$293.69	$288.24	1.9%		$284.07	$266.08	6.8%
RevPAR	$268.66	$272.55	(1.4)%		$252.55	$233.47	8.2%
Total RevPAR	$383.73	$394.55	(2.7)%		$380.83	$361.46	5.4%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$4,879	$4,879	$5,420	$5,420	$9,393	$9,393	$9,093	$9,093
Fairmont Scottsdale Princess (a)	(105)	(105)	(1,085)	(1,085)	22,144	22,144	19,244	6,053
Four Seasons Hotel Austin (b)	1,419	1,419	—	—	—	2,949	—	—
Four Seasons Jackson Hole	6,009	6,009	4,312	4,312	11,039	11,039	8,407	8,407
Four Seasons Resort Scottsdale at Troon North (c)	(274)	(274)	—	—	8,013	8,013	—	—
Four Seasons Silicon Valley	2,543	2,543	2,407	2,407	8,391	8,391	6,944	6,944
Four Seasons Washington, D.C.	2,839	2,839	3,556	3,556	10,791	10,791	11,261	11,261
Hotel del Coronado (a)	19,181	19,181	17,788	17,788	48,063	48,063	42,309	21,548
InterContinental Chicago	6,535	6,535	6,872	6,872	11,759	11,759	13,281	13,281
InterContinental Miami	1,717	1,717	558	558	17,987	17,987	14,956	14,956
JW Marriott Essex House Hotel	4,443	4,443	3,173	3,173	9,930	9,930	9,146	9,146
Loews Santa Monica Beach Hotel	6,044	6,044	5,961	5,961	13,373	13,373	14,376	14,376
Montage Laguna Beach (d)	9,593	9,593	—	—	—	18,132	—	—
Ritz-Carlton Half Moon Bay	6,161	6,161	5,101	5,101	12,057	12,057	10,321	10,321
Ritz-Carlton Laguna Niguel	10,462	10,462	10,993	10,993	27,334	27,334	25,249	25,249
Westin St. Francis	12,525	12,525	13,746	13,746	37,120	37,120	31,789	31,789
	93,971	93,971	78,802	78,802	247,394	268,475	216,376	182,424
Assets Held For Sale:
Marriott Lincolnshire Resort (e)	1,204	1,204	1,343	1,343	2,109	2,109	1,726	1,726
Assets Sold:
Hyatt Regency La Jolla (f)	(47)	(47)	1,791	1,791	3,550	3,550	3,378	3,378
Marriott Hamburg (g)	920	(4)	1,757	49	3,480	(11)	4,956	149
	$96,048	$95,124	$83,693	$81,985	$256,533	$274,123	$226,436	$187,677
Adjustments:
Impairment losses		(2,325)		—		(12,726)		—
Corporate expenses		(10,709)		(5,405)		(25,418)		(19,796)
Interest income		3		46		120		123
Loss on early extinguishment of debt		—		(609)		(34,211)		(609)
Equity in earnings of unconsolidated affiliates		—		(4)		—		5,267
Foreign currency exchange gain (loss)		4		(69)		(72)		(75)
Gain on consolidation of affiliate		—		(15)		—		143,451
Other income, net		2,746		(136)		43,054		1,082
Income from discontinued operations		—		63		—		159,102
Depreciation expense—discontinued operations		—		—		—		1,275
Interest expense—discontinued operations		—		—		—		1,326
Income taxes—discontinued operations		—		—		—		833
Income taxes—sale of assets		—		—		—		20,451
Noncontrolling interest in consolidated affiliates		634		1,854		(12,820)		6,112
Adjustments from consolidated affiliates		(732)		(4,070)		(7,778)		(11,684)
Adjustments from unconsolidated affiliates		—		(11)		—		8,432
Other adjustments		(86)		293		114		160
EBITDA		$84,659		$73,922		$224,386		$503,127

(a)
On March 31, 2014, we acquired the remaining ownership interest in the Fairmont Scottsdale Princess hotel and consolidated the property. On June 11, 2014, we acquired the remaining ownership interest in the Hotel del Coronado and consolidated the property. EBITDA represents revenue and expenses generated by these properties subsequent to the consolidation of these properties. Prior to the acquisitions on March 31, 2014 and June 11, 2014, we accounted for these properties under the equity method of accounting. EBITDA related to our interest in these properties while they were accounted for under the equity method of accounting is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)
On May 12, 2015, we purchased the Four Seasons Hotel Austin. We have not included the results of this hotel in Property EBITDA for the nine months ended September 30, 2015 and for the three and nine months ended September 30, 2014 above since we did not own the property for the entire periods.

(c)
On December 9, 2014 we purchased the Four Seasons Resort Scottsdale at Troon North. We have not included the results of this hotel in Property EBITDA for the three and nine months ended September 30, 2014 above since we did not own the property during those periods.

(d)
On January 29, 2015, we purchased the Montage Laguna Beach resort. We have not included the results of this hotel in Property EBITDA for the nine months ended September 30, 2015 and for the three and nine months ended September 30, 2014 above since we did not own the property for the entire periods.

(e)
On August 19, 2015, we entered into an agreement with an unaffiliated third party to sell this hotel. The transaction, which is subject to customary closing conditions, is expected to close in the fourth quarter of 2015.

(f)	On May 21, 2015, we sold the Hyatt Regency La Jolla hotel. We have included the results of this hotel in Property EBITDA for our period of ownership.

(g)
We had a leasehold interest in and subleased this property. EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property. Effective September 1, 2015, we transferred our leasehold interests in the Marriott Hamburg hotel to an unaffiliated third party and were released from all of our obligations under the lease arrangements.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2015 and 2014

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended September 30, 2015			Nine Months Ended September 30, 2015
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$4,879		$4,879	$9,393		$9,393
Four Seasons Hotel Austin	1,419		1,419	—	2,949	2,949
Four Seasons Silicon Valley	2,543		2,543	8,391		8,391
Four Seasons Washington, D.C.	2,839		2,839	10,791		10,791
InterContinental Chicago	6,535		6,535	11,759		11,759
InterContinental Miami	1,717		1,717	17,987		17,987
JW Marriott Essex House Hotel	4,443	(126)	4,317	9,930	(2,482)	7,448
Westin St. Francis	12,525		12,525	37,120		37,120
Total Urban Hotels	36,900	(126)	36,774	105,371	467	105,838
Resorts:
Fairmont Scottsdale Princess	(105)		(105)	22,144		22,144
Four Seasons Jackson Hole	6,009		6,009	11,039		11,039
Four Seasons Resort Scottsdale at Troon North	(274)		(274)	8,013		8,013
Hotel del Coronado	19,181	513	19,694	48,063	1,539	49,602
Loews Santa Monica Beach Hotel	6,044		6,044	13,373		13,373
Montage Laguna Beach	9,593		9,593	—	18,132	18,132
Ritz-Carlton Half Moon Bay	6,161		6,161	12,057		12,057
Ritz-Carlton Laguna Niguel	10,462		10,462	27,334		27,334
Total Resorts	57,071	513	57,584	142,023	19,671	161,694
Assets Held For Sale:
Marriott Lincolnshire Resort	1,204		1,204	2,109		2,109
Assets Sold:
Hyatt Regency La Jolla	(47)	25	(22)	3,550	(1,561)	1,989
Marriott Hamburg	920	(3,633)	(2,713)	3,480	(6,287)	(2,807)
	$96,048	$(3,221)	$92,827	$256,533	$12,290	$268,823

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	39%			40%
Resorts	61%			60%
Total	100%			100%

Total United States Urban Hotels (as of September 30, 2015) (a)
8 Properties
4,539 Rooms
	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
ADR	$287.34	$280.50	2.4%		$292.87	$278.83	5.0%
Average Occupancy	83.3%	83.3%	—	pts	79.8%	79.9%	(0.1)	pts
RevPAR	$239.22	$233.63	2.4%		$233.59	$222.80	4.8%
Total RevPAR	$375.49	$366.12	2.6%		$385.14	$366.24	5.2%
Property EBITDA Margin	23.5%	24.0%	(0.5)	pts	24.1%	23.1%	1.0	pts

(a) Includes the Four Seasons Hotel Austin, including periods prior to ownership.

Total United States Resorts (as of September 30, 2015) (b)
9 Properties
3,382 Rooms
	Three Months Ended September 30,				Nine Months Ended September 30,
	2015	2014	Change		2015	2014	Change
ADR	$422.36	$418.89	0.8%		$388.53	$377.00	3.1%
Average Occupancy	74.7%	72.9%	1.8	pts	73.4%	72.2%	1.2	pts
RevPAR	$315.42	$305.33	3.3%		$285.01	$272.20	4.7%
Total RevPAR	$632.39	$592.97	6.6%		$614.55	$578.46	6.2%
Property EBITDA Margin	29.6%	28.4%	1.2	pts	28.6%	27.1%	1.5	pts

(b) Includes the Four Seasons Resort Scottsdale at Troon North and Montage Laguna Beach resort, including periods prior to ownership.